Exhibit 10.11

Execution Version

FOURTH AMENDMENT

TO

REVENUE INTEREST FINANCING AGREEMENT

This FOURTH AMENDMENT TO REVENUE INTEREST FINANCING AGREEMENT, dated as of August 27, 2025 (this “Amendment”), is entered into by and among KARYOPHARM THERAPEUTICS INC. (the “Company”), HEALTHCARE ROYALTY PARTNERS III, L.P. (“HCRP Fund III”), HEALTHCARE ROYALTY PARTNERS IV, L.P. (“HCRP Fund IV” and together with HCRP Fund III, the “Original Investors”), HCRX INVESTMENTS HOLDCO, LLC (“Holdco,” successor-in-interest or assignee of HCRP OVERFLOW FUND, L.P. (“HCRP OF”), HCR STAFFORD FUND, L.P. (“Stafford”), HCR POTOMAC FUND, L.P. (“Potomac” and together with HCRP OF and Stafford, the “Former Investors”)), HCR CANARY FUND, L.P. (“Canary”), HCR MOLAG FUND, L.P. (“Molag” which, together with Canary and each of the Former Investors, was added as an Investor to the Original Agreement (as defined below) pursuant to the First Omnibus Amendment (as defined below), with the Original Investors, Holdco, Canary, and Molag being the “Current Investors”), HEALTHCARE ROYALTY MANAGEMENT, LLC (the “Investor Representative”), and HCR KARYOPHARM SPV, LLC (the “Collateral Agent”). Each of the parties hereto is referred to individually as a “Party” and collectively as the “Parties.” KARYOPHARM THERAPEUTICS (BERMUDA) LTD. (“Karyopharm Bermuda”) has been dissolved and is not a Party to this Amendment. Pursuant to the Second Omnibus Amendment, HCR COLLATERAL MANAGEMENT, LLC (the “Former Collateral Agent”) has transferred all right, title, interest, and obligations under the Agreement (as defined below) and the Security Agreement (as defined in the Agreement) to the Collateral Agent and is not a Party to this Amendment. Pursuant to the Second Omnibus Amendment, KARYOPHARM EUROPE GMHB (“Karyopharm Europe”), has been released as a Guarantor and Grantor and is not a Party to this Amendment. Capitalized terms used in this Amendment and not defined herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement (as defined below), unless otherwise indicated.

RECITALS

WHEREAS, the Company and the Original Investors are parties to that certain Revenue Interest Financing Agreement, dated as of September 14, 2019, by and between the Company and the Original Investors (the “Original Agreement”), as amended by that certain Omnibus Amendment to Transaction Documents, dated as of June 23, 2021, by and among the Company, Karyopharm Europe, Karyopharm Bermuda, the Original Investors, the Former Investors, Canary, Molag, the Investor Representative, and the Collateral Agent (the “First Omnibus Amendment”), as further amended by that certain Second Amendment to Revenue Interest Financing Agreement, dated as of August 1, 2023, by and among the Company, the Former Investors, Canary, Molag, the Investor Representative, and the Collateral Agent (the “Second Amendment”), that certain Second Omnibus Amendment to Transaction Documents, dated as of May 8, 2024, by and among the Company, Karyopharm Europe, the Original Investors, the Former Investors, Canary, Molag, the Investor Representative, the Former Collateral Agent, and the Collateral Agent (the “Second Omnibus Amendment”), and that certain Third Amendment to Revenue Interest Financing

Agreement, dated as of August 14, 2025, by and among the Company, the Original Investors, Holdco, Canary, Molag, the Investor Representative, and the Collateral Agent (the “Third Amendment”) (the Original Agreement, as amended by the First Omnibus Amendment, the Second Amendment, the Second Omnibus Amendment, and the Third Amendment, and as may be further amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “Agreement”);

WHEREAS, Revenue Interests (as defined in the Royalty Agreement) is due under the Royalty Agreement on August 29, 2025 (the “Quarterly Payment Date”);

WHEREAS, subject to the terms and conditions hereof, the Parties have agreed to amend the Agreement as provided in this Amendment;

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to the Agreement. Effective as of the date hereof, the following defined term set forth in Section 1.1 of the Agreement is hereby amended and restated as follows:

“Quarterly Payment Date” means each February 15, May 15, August 15 and November 15 following the end of the first Calendar Quarter after the Initial Closing Date (provided if any such date is not a Business Day, the Quarterly Payment Date shall be the next succeeding Business Day); provided that notwithstanding the foregoing, the Quarterly Payment Date that would have otherwise been August 15, 2025 shall be September 30, 2025 (or such later date as may be agreed to by the Parties in writing (it being agreed that email between counsels to the Company and the Investor Representative shall suffice as an agreement in writing for purposes hereof)).

SECTION 2. Effect on Successors and Assigns. The provisions of this Amendment are binding upon and inure to the benefit of the respective successors and assigns of the Parties hereto in respect of the Agreement.

SECTION 3. Execution in Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective when each Party hereto shall have received a counterpart hereof signed by the other Party hereto. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity, enforceability and admissibility as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the federal

Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code. Each Party hereby consents to the use of any secure third party electronic signature capture service providers (including, without limitation, DocuSign), as long as such service providers use system logs and audit trails that establish a temporal and process link between the presentation of identity documents and the electronic signing, together with identifying information that can be used to verify the electronic signature and its attribution to the signer’s identity and evidence of the signer’s agreement to conduct the transaction electronically and of the signer’s execution of each electronic signature.

SECTION 4. Headings. The headings in this Amendment are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

SECTION 5. Agreements in Full Force and Effect as Amended. Upon execution of this Amendment, the Agreement shall be, and be deemed to be, modified and amended in accordance with this Amendment. Except as specifically amended hereby, all of the terms and conditions of the Agreement are in all respects ratified and confirmed, and all the terms, provisions and conditions thereof shall be and remain in full force and effect. All references to the Agreement in any other document or instrument shall be deemed to mean the Agreement as amended by this Amendment. This Amendment shall not constitute a novation of the Agreement but shall constitute an amendment thereof. The Parties hereto agree to be bound by the terms and obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of such Agreement were set forth herein.

SECTION 6. Waiver of Notice Provisions. Each Party hereby waives any further requirement for delivery of notice to such Party pursuant to the Agreement or any ancillary document thereto in connection with this Amendment.

SECTION 7. Governing Law. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the date first above written.

KARYOPHARM THERAPEUTICS INC.

By:	/s/ Richard Paulson
	Name:	Richard Paulson
	Title:	President & CEO

[Signature page to Fourth Amendment to Revenue Interest Financing Agreement]

HEALTHCARE ROYALTY PARTNERS III, L.P. By: HealthCare Royalty GP III, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Chairman & Chief Executive Officer

HEALTHCARE ROYALTY PARTNERS IV, L.P. By: HealthCare Royalty GP IV, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Chairman & Chief Executive Officer

HCRX INVESTMENTS HOLDCO, LLC By: HCRX Master GP, LLC, solely in its capacity as managing member

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Chairman & Chief Executive Officer

HCR CANARY FUND, L.P. By: HCR Canary Fund GP, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Authorized Signatory

[Signature page to Fourth Amendment to Revenue Interest Financing Agreement]

HCR MOLAG FUND, L.P. By: HCR Molag Fund GP, LLC, solely in its capacity as general partner of the Member

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Authorized Signatory

HEALTHCARE ROYALTY MANAGEMENT, LLC, as Investor Representative

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Authorized Signatory

HCR KARYOPHARM SPV, LLC, as Collateral Agent

By:	/s/ Clarke B. Futch
Name:	Clarke B. Futch
Title:	Authorized Signatory

[Signature page to Fourth Amendment to Revenue Interest Financing Agreement]